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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): March 2, 2005

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


            MISSOURI                   1-11848                  43-1627032
(State or Other Jurisdiction of      (Commission              (IRS Employer
         Incorporation)              File Number)         Identification Number)

           1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (636) 736-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 2, 2005, the Compensation Committee ("Compensation Committee") of the Board of Directors of Reinsurance Group of America, Incorporated (the "Company") approved the following actions with regard to the compensation of the executive officers who were named in the Summary Compensation Table of the Company's 2004 Proxy Statement (the "2004 Named Executive Officers") and who are expected to be named in the Summary Compensation Table of the Company's 2005 Proxy Statement (the "2005 Named Executive Officers"):

         COMPENSATION OF 2005 NAMED EXECUTIVE OFFICERS

         The Compensation Committee approved the base salaries for the 2005 Named Executive Officers, effective February 12, 2005. The increases in base salaries are intended to bring compensation to a more appropriate level for those positions, based on market data. The Compensation Committee also reviewed the performance of the Company's President and Chief Executive Officer and the Company during 2004. A summary of the salaries for the 2005 Named Executive Officers for 2005 is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

         INCENTIVES UNDER THE MANAGEMENT INCENTIVE PLAN

         The Compensation Committee approved the performance goals and business criteria for the 2005 Named Executive Officers under the RGA Reinsurance Management Incentive Plan, as amended and restated effective January 1, 2003 (the "MIP"), for 2005. The MIP provides incentive compensation based on a participant's individual performance as well as his or her division's and the Company's achievements. Based on these performance goals, the Compensation Committee approves specific incentives with a minimum level of performance that must be met before any payment to the individual can be made, a target and a maximum. The Company's performance must meet certain levels, as determined in advance by the Compensation Committee, before any awards are made under the MIP. Awards are based on a specific percentage of salary, which varies for each participant.

         A summary of the award levels and performance goals under the MIP for the 2005 Named Executive Officers for 2005 is attached as Exhibit 10.2 hereto and is hereby incorporated by reference. The foregoing description of the MIP is only a summary and is qualified in its entirety by the full text of the MIP, a copy of which is attached as Exhibit 10.3 hereto and is hereby incorporated by reference.

         The Compensation Committee also approved the MIP awards for the 2004 Named Executive Officers for 2004 performance. The Company's revenue growth in fiscal 2004 exceeded the amount for maximum bonus awards under that component of the MIP. The Company's operating earnings in fiscal 2004 exceeded the amount for target bonus awards, but did not reach the amount for maximum bonus awards, under that component of the MIP. The amounts of the MIP awards are as follows:
A. Greig Woodring - $613,480; David B. Atkinson - $225,600; Jack B. Lay - $277,200; Paul A. Schuster - $277,200; and Graham Watson - $354,900.

         GRANT OF STOCK OPTIONS

         The Compensation Committee approved the grant of the following stock options on January 27, 2005 to the 2005 Named Executive Officers under the Reinsurance Group of America, Incorporated Flexible Stock Plan (the "Stock Plan"): A. Greig Woodring - 29,492; David B. Atkinson - 12,640; Jack B. Lay - 10,533; Paul A. Schuster - 10,533; and Graham Watson - 10,533. The options have an exercise price of $47.47 per share, vest in 25% increments on December 31 of the second, third, fourth and fifth anniversary dates of the grant and generally may only be exercised while the officer is an employee. The options were granted pursuant to the terms of the Stock Plan and an award agreement. A copy of the Stock Plan and the form of award agreement are attached as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8 hereto and are hereby incorporated by reference.

         PERFORMANCE CONTINGENT RESTRICTED STOCK AWARDS

         The Compensation Committee approved the grant of certain performance contingent restricted stock awards on January 27, 2005 to the 2005 Named Executive Officers under the Stock Plan. The Compensation Committee has established as performance goals annual operating earnings (net income from continuing operations less realized capital gains and losses and certain other non-operating items) per share and annual consolidated



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revenues. The Compensation Committee granted to each 2005 Named Executive
Officer a target award of shares of the Company's common stock. The Compensation Committee also sets award levels with a minimum level of performance that must be met before any payment to the individual can be made, a target and a maximum. If the Company does not meet certain performance goals, the awards will not be paid, and if the Company exceeds those performance goals, the award can be as much as 200% of the targeted award opportunity. The awards are contingent upon the 2005 Named Executive Officer being in the Company's employ at the end of the 3-year performance period. The target number of shares of the Company's common stock awarded to the 2005 Named Executive Officers is as follows: A. Greig Woodring - 12,446; David B. Atkinson - 5,334; Jack B. Lay - 4,445; Paul A. Schuster - 4,445; and Graham Watson - 7,000. The awards were made pursuant to the terms of the Stock Plan and an award agreement. A copy of the Stock Plan and the form of award agreement are attached as Exhibits 10.4, 10.5, 10.6, 10.7 and
10.9 hereto and are hereby incorporated by reference.

         The Company will provide additional information regarding the compensation paid to the 2005 Named Executive Officers in the Company's 2005 Proxy Statement, which is expected to be filed with the Securities and Exchange Commission in April, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  See exhibit index



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REINSURANCE GROUP OF AMERICA, INCORPORATED

Date:  March 8, 2005              By: /s/ Jack B. Lay
                                     -------------------------------------------
                                     Jack B. Lay
                                     Executive Vice President and Chief
                                     Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                  Exhibit
-----------                  -------
        10.1*                Summary of the salaries for the named executive
                             officers of the Company

        10.2* Summary of the award levels and performance goals under the Management Incentive Plan for the named executive officers of the Company

        10.3*                RGA Reinsurance Management Incentive Plan, as
                             amended and restated effective January 1, 2003,
                             incorporated by reference to the Company's Proxy
                             Statement on Schedule 14A for the annual meeting of
                             shareholders on May 28, 2003, filed on April 10,
                             2003

        10.4*                Reinsurance Group of America, Incorporated Flexible
                             Stock Plan, as amended and restated effective July
                             1, 1998, incorporated by reference to Exhibit 10.12 to the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 12, 2004

        10.5*                Amendment effective as of May 24, 2000 to the
                             Reinsurance Group of America, Incorporated Flexible
                             Stock Plan, as amended and restated July 1, 1998,
                             incorporated by reference to Exhibit 10.13 to the
                             Company's Annual Report on Form 10-K, filed with
                             the Securities and Exchange Commission on March 12,
                             2004

        10.6* Second Amendment effective as of May 28, 2003 to the Reinsurance Group of America, Incorporated
                             Flexible Stock Plan, as amended and restated July
                             1, 1998, incorporated by reference to Exhibit 10.14 to the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 12, 2004

        10.7*                Third Amendment effective as of May 26, 2004 to the
                             Reinsurance Group of America, Incorporated Flexible
                             Stock Plan, as amended and restated July 1, 1998,
                             incorporated by reference to Exhibit 10.1 to the
                             Company's Quarterly Report on Form 10-Q, filed with
                             the Securities and Exchange Commission on August 6,
                             2004

        10.8*                Form of Reinsurance Group of America, Incorporated
                             Flexible Stock Plan Non-Qualified Stock Option
                             Agreement, incorporated by reference to Exhibit
                             10.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 10, 2004

        10.9*                Form of Reinsurance Group of America, Incorporated
                             Flexible Stock Plan Performance Contingent
                             Restricted Stock Agreement, incorporated by reference to Exhibit 10.2 to the Company's Current
                             Report on Form 8-K, filed with the Securities and Exchange Commission on September 10, 2004

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*        Denotes management contract or compensatory plan arrangements.